David S. Hall, P.C.

Certified Public Accountant

EXHIBIT 10.21

CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of the inclusion of our name under the heading “Experts” in the Form 8K/A filed with the Securities & Exchange Commission for the report dated September 27, 2005 on the financial statements of Viansa Winery as of and for the years ended February 28, 2005 and February 29, 2004.

SIGNATURE

/s/  David S. Hall, P.C.

David S. Hall, P.C.

Dallas, Texas

October 7, 2005

100 Crescent Court, Suite 700  ¦  Dallas, Texas 75201  ¦  Ph: 972)315-1315  ¦  Fax: (972) 420-0032